                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-76940 of Nam Tai Electronics, Inc. on Form S-8 and on Registration Statement No, 333-58468 of Nam Tai Electronics, Inc. on Form F-3, of our report dated March [-], 2005 appearing in the annual report on Form 20-F of Nam Tai Electronics, Inc. for the year ended December 31, 2004.

/s/ Deloitte Touche Tohmatsu
Hong Kong
March [14], 2004